KRANESHARES TRUST

KraneShares Asia Pacific High Income USD Bond ETF

(the “Fund”)

Supplement dated May 21, 2026 to the Fund’s Summary Prospectus and Statutory Prospectus, each dated August 1, 2025, as each may be supplemented and amended from time to time.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and Statutory Prospectus.

Effective June 1, 2026, the Fund’s principal investment strategies and investment policies are changing. As of that date, the first two paragraphs of each of the “Principal Investment Strategies” section in the Fund’s Summary Prospectus and the “KraneShares Asia Pacific High Income USD Bond ETF (“KHYB”)” section in the Fund’s Statutory Prospectus are deleted in their entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its total assets (plus borrowings for investment purposes) in U.S. dollar-denominated fixed income securities of issuers located in the Asia-Pacific region and other instruments that have economic characteristics similar to such securities. The Fund may invest in fixed income securities, of any credit quality, duration or maturity, issued by corporate, quasi-sovereign (including government-linked agencies, supranational organizations, etc.) and sovereign issuers, including convertible bonds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.